                                                                    EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------



     THIS REGISTRATION RIGHTS AGREEMENT is made as of the _______ day of _________, 1996, by and between InSight Health Services Corp., a Delaware corporation ("INSIGHT"), and General Electric Company, a New York corporation
              -------
acting through GE Medical Systems ("GE MEDICAL").
                                    ----------

     1.   CERTAIN DEFINITIONS.
          -------------------


          (A)  The term "EXCHANGE ACT" means the Securities Exchange Act of
                         ------------
1934, as amended.

          (B)  The term "FORM S-3" means such form under the Securities Act as
                         --------
in effect on the date hereof or any similar registration statement form under the Securities Act of 1933, as amended (the "Securities Act") subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits
                                                        ---
inclusion or incorporation of substantial information by reference to other documents filed by InSight with the SEC.

          (C)  The term "HOLDER" means any person owning or having the right to
                         ------
acquire Registrable Securities or any assignee thereof under SECTION 11 hereof.

          (D)  The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a
                          --------    ----------       ------------
registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, covering the offer and sale of securities, and the declaration or ordering of effectiveness of such registration statement or document.

          (E)  The term "REGISTRABLE SECURITIES" means (i) the Common Stock, par
                         ----------------------         -
value $0.001 per share ("COMMON STOCK"), issuable or issued upon conversion of
                         ------------
the Series A Convertible Preferred Stock, par value $0.001 per share ("Series A Convertible Preferred Stock"), currently issued or issuable to GE Medical, and

(ii) any Common Stock of InSight issued (or issuable upon the conversion or
- ---
exercise of any warrant, right or other security which is issued) as a dividend or other distribution in respect of, or in exchange for or in replacement of, such Series A Convertible Preferred Stock or Common Stock.

          (F)  The number of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be,
                              ---------------------------------------
at any time, the sum of (i) the number of shares of Common Stock outstanding which are Registrable Securities at such time and (ii) the number of shares of Common Stock which would be Registrable Securities upon conversion or exercise of, or in exchange for, any Common Stock of InSight issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution in respect of, or in exchange for or in replacement of, Series A Convertible Preferred Stock or Common Stock.

     2.   REQUEST FOR REGISTRATION.
          ------------------------

          (A) If at any time after one year from the date hereof, InSight receives a written request from the Holders of a majority of the Registrable Securities then outstanding ("INITIATING HOLDERS") that InSight file a
                              ------------------
registration statement under the Act covering the registration of at least 25 percent of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price of such Registrable Securities, net of underwriting discounts and commissions, would exceed $7,500,000), then InSight shall promptly provide written notice of such request to all Holders and shall, subject to the limitations set forth in SECTION 2(B) hereof, use its best efforts to effect the registration under the Act of all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by InSight in accordance with SECTION 16 hereof.

          (B) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, the Initiating Holders shall so advise InSight as a part of their request made pursuant to this
SECTION 2 and InSight shall include such information in the written notice referred to in SECTION 2(A) hereof. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with InSight as provided in SECTION 4(E) hereof) enter into an underwriting agreement with the underwriter or underwriters selected for such underwriting by InSight in a form reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this SECTION 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of InSight owned by each such Holder.

          (C) InSight is obligated to effect up to two such registrations pursuant to this SECTION 2 and in no event shall InSight be obligated to effect a registration under this

SECTION 2 within 12 months of the effective date of another registration effected pursuant to this SECTION 2 or within six months of the effective date of any registration by InSight described in SECTION 3 hereof. In addition, InSight shall only be required to effect a registration under this SECTION 2 for a firm commitment underwritten offering, which firm commitment basis InSight shall be required to use its best efforts to secure upon its receipt of a request under this SECTION 2.

          (D) Notwithstanding the foregoing, if InSight shall furnish to Holders requesting registration pursuant to this SECTION 2, a certificate signed by the President of InSight stating that, in the good faith judgment of the Board of Directors of InSight, it would be seriously detrimental to InSight and its stockholders for a registration statement to be filed and it is therefore essential to defer the filing of such registration statement, InSight shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders regarding such registration; provided, however, that InSight may not so defer such action more than once in any six-month period.

          (E) InSight may include in the registration under this SECTION 2 any other shares of Common Stock so long as the inclusion in such registration of such shares (i) will not, in the opinion of the investment banking firm which is
             -
expected to be the managing underwriter of such registered distribution, interfere with the successful marketing, in accordance with the intended method of sale or other disposition of, all the Registrable Securities sought to be registered by the Holder or Holders of Registrable Securities pursuant to this
SECTION 2 and (ii) will not result in the exclusion from such registration of
               --
any Registrable Securities. If it is determined as provided above that there will be such interference, the other shares of Common Stock sought to be included shall be excluded to the extent deemed appropriate by the managing underwriter.

     3.   "PIGGYBACK" REGISTRATION.  If InSight proposes to register (including
           ------------------------
for this purpose a registration effected by InSight for stockholders other than the Holders) any of its capital stock or other equity securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in an InSight employee stock option plan or director stock option plan), InSight shall, at such time, promptly provide each Holder written notice of such registration. Upon the written request of each Holder given within 15 days after the mailing of such notice by InSight in accordance with SECTION 16 hereof, InSight shall, subject to the provisions of SECTION 8 hereof, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

     4.   OBLIGATIONS OF INSIGHT.  Whenever required under this Agreement to use
          ----------------------
its best efforts to effect the registration of any Registrable Securities, InSight shall, as expeditiously as possible:

          (A) Prepare and file with the SEC a registration statement with respect to the offer and sale of such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as practicable thereafter, and, unless otherwise directed by the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the earlier of (i) the date the registered distribution of all of such Registrable Securities is completed or
(ii) 120 days (except for registrations effected pursuant SECTION 10 hereof which shall be kept effective for 18 months).

          (B) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the offer and sale of all securities covered by such registration statement.

          (C) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as such Holders may reasonably request in order to facilitate the disposition of Registrable Securities owned thereby.

          (D) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as shall be requested by the Holders and where the Holders foresee that offers or sales of such securities will occur.

          (E) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in form reasonably acceptable to the Holders, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     5.   FURNISH INFORMATION; EXCEPTION TO REGISTRATION.
          ----------------------------------------------

          (A) It shall be a condition precedent to the obligations of InSight to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to InSight such information regarding itself and the Registrable Securities held thereby, and the intended method of disposition thereof as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

          (B) InSight shall have no obligation with respect to any registration requested pursuant to SECTION 2 hereof if, due to the operation of SECTION 5(A) hereof, the number or the anticipated aggregate offering price, of the Registrable Securities to be included in such registration does not equal or exceed the number of Registrable Securities or the anticipated aggregate offering price required to originally trigger InSight's obligation to initiate such registration as set forth in SECTION 2(A) hereof.

          (C) Upon GE Medical's receipt of any notice from InSight of the occurrence of any of the following events (accompanied by reasonably acceptable evidence thereof):

               (i) the prospectus included in a registration statement registering Registrable Securities containing an untrue statement of a material fact or omitting a material fact necessary to make the statements therein not misleading,

               (ii) the issuance of any stock order suspending the effectiveness of any such registration statement, or

               (iii) the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction,

GE Medical will forthwith discontinue disposition of any Registrable Securities pursuant to such registration until the receipt thereby of copies of an appropriate supplement or amendment to any such prospectus or until the withdrawal of such order, as the case may be. Upon the occurrence of such events, InSight shall use its best efforts to immediately file an appropriate supplement or amendment to any such prospectus or immediately obtain the withdrawal of such order, as the case may be.

     6.   EXPENSES OF DEMAND REGISTRATION.  All expenses (other than
          -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to SECTION 2 hereof), including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for InSight, and reasonable fees and disbursements of one counsel for the selling Holders (designated by the selling Holders holding a majority of the Registrable Securities) shall be borne by InSight.

     7.   EXPENSES OF INSIGHT REGISTRATION.  InSight shall bear and pay all
          --------------------------------
expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to SECTION 3 hereof for each Holder (which right may be assigned as provided in SECTION 12 hereof), including, without limitation, all registration, filing and qualification fees and printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders (designated by the selling Holders holding a majority of the Registrable Securities) (but excluding underwriting discounts and commissions relating to Registrable Securities).

     8.   UNDERWRITING REQUIREMENTS.  In connection with any offering involving
          -------------------------
an underwriting of shares of InSight's capital stock, InSight shall not be required under SECTION 3 hereof to include any of the Holders' securities in such underwriting unless such Holder accepts the terms of such underwriting as agreed upon between InSight and the underwriters selected by it to underwrite such offering (provided that such terms of such underwriting are customary and reasonable). If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by InSight that such underwriters reasonably believe compatible with the success of such offering, then InSight shall be required to include in such offering only that number of such securities, including Registrable Securities, which such underwriters believe will not jeopardize the success of such offering. In the event the underwriters limit the number of shares to be included, the securities to be included in the offering shall be determined by a pro rata apportionment among the selling stockholders according to the total amount of securities entitled to be included therein owned by each such selling stockholder or in such other proportions as shall mutually be agreed to among such selling stockholders; provided, however,
                                                             -----------------
that all securities which are not Registrable Securities shall first be so excluded from the offering prior to the exclusion from the offering of any Registrable Securities; and, provided further, in no event shall the
                             ----------------
underwriters exclude more than 70 percent of the number of Registrable Securities to be included in any such offering.

     9.   INDEMNIFICATION.  In the event any Registrable Securities are included
          ---------------
in a registration statement under this Agreement:

          (A) InSight will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person or entity, if any, controlling such Holder or underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages and liabilities (joint or several) to which such Holder, underwriter or controlling person or entity, as the case may be, may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following (collectively, "VIOLATIONS"): (i) any
                                                     ----------     -
untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the
                                                                        --
omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or

(iii) any violation or alleged violation by InSight of the Securities
 ---

Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and InSight will reimburse each such Holder, underwriter and controlling person or entity for any legal or other expenses reasonably incurred thereby in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that InSight shall not be liable in any
                     --------  -------
such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person or entity.

          (B) To the extent permitted by law, each selling Holder will indemnify and hold harmless InSight, any person who controls Insight within the meaning of Section 15 of the Act, and any officer or director of Insight who signed such registration statement against any losses, claims, damages or liabilities (joint or several) to which any such Holder, underwriter and controlling person or entity may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration and each such Holder will reimburse any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this SECTION 9(B), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement and
                     -----------------
reimbursement contained in this SECTION 9(B) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided, further, that if any losses,
                                   -----------------
claims, damages or liabilities arise out of or are based upon a Violation which did not appear in the final prospectus, such Holder shall not have any such liability with respect thereto to (i) InSight, any person who controls Insight
                                   -
within the meaning of Section 15 of the Act, or any officer or director of Insight who signed such registration statement, if InSight delivered a copy of a preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person or (ii) any underwriter
                                                           --
or any person controlling such underwriter within the meaning of Section 15 of the Act, if such underwriter delivered a copy of a preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person. In no event shall any indemnification obligation under this SECTION 9(B) exceed the net proceeds from the offering received by such Holder.

          (C) Promptly after receipt by an indemnified party under this SECTION 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

          (D) The obligations of InSight and Holders under this SECTION 9 shall survive the consummation of any offer and sale of Registrable Securities in a registration under this Agreement.

     10.  FORM S-3 REGISTRATION.  In case InSight shall receive from any Holder
          ---------------------
or Holders who own at least 25 percent of the Registrable Securities then outstanding a written request or requests that InSight effect a registration on Form S-3 and any related qualification with respect to all or any portion of the Registrable Securities owned by such Holder or Holders, InSight will:

          (A) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (B) as soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from InSight; provided, however, that InSight shall not be obligated to effect any
         -----------------
such registration, qualification or compliance pursuant to this SECTION 10 (i)
                                                                            -
if Form S-3 is not available for such offering by the Holders, (ii) if InSight
                                                                --
shall furnish to the Holders a certificate signed by the President of InSight stating that, in the good faith judgment of the Board of Directors of InSight, it would be seriously detrimental to InSight and its stockholders for such Form S-3 to be effected at such time, in which event InSight shall have the right to defer the filing of such Form S-3 for a period of not more than 180 days after receipt of the request of the Holder or Holders under this SECTION 10 (provided that

InSight shall not utilize such deferral right more than once in any 12-month period), (iii) if InSight has, within the six-month period preceding the date of
          ---
such request, already effected a registration on Form S-3 for the Holders pursuant to this SECTION 10 or any other registration, (iv) in any particular
                                                        --
jurisdiction in which InSight would be required to qualify to do business or to execute a general consent to service of process in effecting such registration or qualification or (v) at any time subsequent to the date that Registrable
                     -
Securities constitute less than one percent of InSight's Common Stock, determined on an as-converted basis.

     InSight shall file a registration statement covering the offer and sale of Registrable Securities and other securities so requested to be registered pursuant to this SECTION 10 as soon as practicable after receipt of the request or requests of the Holders hereunder. All expenses incurred in connection with the first two registrations requested pursuant to this SECTION 10, including, without limitation, all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for InSight, shall be borne by InSight. After the first two registrations, all such expenses shall be borne pro rata by the Holder or Holders participating in the Form S-3 registration. Registrations effected pursuant to this SECTION 10 shall not be counted as demands for registration effected pursuant to SECTION 2 hereof.

     11.  ASSIGNMENT OF REGISTRATION RIGHTS.  The rights to cause InSight to
          ---------------------------------
register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such Registrable Securities, provided that InSight is, within a reasonable time after such assignment, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and provided, further, that such assignment shall be effective only if immediately following such assignment, the further disposition of such Registrable Securities by such transferee or assignee is restricted under the Act. Any such assignee shall be subject to all rights and obligations hereunder and shall agree in writing to be bound by the terms of this Agreement.

     12.  LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.  From and after the
          ---------------------------------------------
date of this Agreement, InSight shall not enter into any agreement with any holder or prospective holder of any securities of InSight which would allow such holder or prospective holder (i) to include such securities as Registrable
                              -
Securities under this Agreement or which would provide such holder or prospective holder with registration rights under another agreement without the written consent of the Holders of a majority of the Registrable Securities then outstanding, or (ii) to include such securities as Registrable Securities under
                 --
SECTION 2 hereof or SECTION 10 hereof, or which would provide such holder or prospective holder with registration rights under another agreement similar to those provided in SECTION 2 hereof or SECTION 10 hereof without the consent of the Holders of a majority of the Registrable Securities then outstanding.

     13.  "MARKET STAND-OFF" AGREEMENT.  Each Holder hereby agrees that, to the
          ----------------------------
extent requested by InSight, during the period of no more than 120 days following the effective date of the first registration statement of InSight filed subsequent to the date hereof under the Securities Act, such Holder shall not sell or otherwise transfer or dispose of (other than to transferees who agree to be similarly bound) any Common Stock of InSight (or options to buy or sell any Common Stock of InSight) held thereby at any time during such period except for Common Stock included in such registration; provided, however, that
                                                       --------  -------
such agreement shall be applicable only to the first such registration statement of InSight which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and, provided further, that
                                                       ----------------
such Agreement shall be applicable only to the second and third of such registration statements of InSight for a period of ninety (90) days. In order to enforce the foregoing covenant, InSight may impose stop-transfer instructions with respect to the Common Stock of each Holder until the end of such 120-day period or 90-day period, as the case may be.

     14.  AMENDMENT OF REGISTRATION RIGHTS.  Any provision of this Agreement may
          --------------------------------
be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of InSight and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this SECTION 14 shall be binding upon each Holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities and InSight.

     15.  REPORTS UNDER EXCHANGE ACT.  With a view to making available to the
          --------------------------
Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of InSight to the public without registration, InSight agrees to use its best efforts to:

          (A) make and keep public information available, as contemplated in Rule 144, at all times subsequent to such date (the "Rule 144 Date") as is 90 days after the effective date of the first registration statement covering an underwritten public offering filed by InSight;

          (B) file with the SEC in a timely manner all reports and other documents required of InSight under the Securities Act and the Exchange Act; and

          (C) furnish to any Holder, so long as such Holder owns any of the Registrable Securities (at any time after the Rule 144 Date), forthwith upon request a written statement by InSight that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of

InSight and such other reports and documents so filed with the SEC by InSight as may be reasonably requested in availing any Holder, under any rule or regulation of the SEC, of the right to sell any such Registrable Securities without registration.

     16.  MISCELLANEOUS.
          -------------

          (A)  EXPENSES.  Except as otherwise provided herein, each party to
               --------
this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

          (B)  AMENDMENT.  This Agreement cannot be altered, amended, or
               ---------
modified, in any respect, except by a writing duly executed by all of the parties hereto.

          (C)  ENTIRE AGREEMENT.  This Agreement is the entire agreement between
               ----------------
the parties with respect to the subject matter hereof and all prior agreements, understandings, oral agreements and writings are expressly superseded hereby.

          (D)  SEVERABILITY.  The provisions of this Agreement are severable. If
               ------------
a court of competent jurisdiction rules that any provision of this Agreement is invalid or unenforceable, the court's ruling will not effect the validity and enforceability of the other provisions of this Agreement.

          (E)  CONSTRUCTION.  The parties agree that this Agreement shall be
               ------------
construed without regard to the draftsman thereof and shall be construed as though all parties to this Agreement equally participated in its drafting so as to fairly accomplish the purpose and intentions of the parties hereto and shall not be construed for or against any party. Each of the parties acknowledges that it has been represented by legal counsel of its own choice in connection with the preparation, review and execution of this Agreement, and that this Agreement has been executed by the parties with the consent of and on advice of such counsel.

          (F)  ATTORNEYS' FEES.  In the event any party brings an action to
               ---------------
enforce any of the provisions of this Agreement or the rights of the parties hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

          (G)  STRICT PERFORMANCE.  The failure of any party to this Agreement
               ------------------
to insist upon strict performance of any of the terms or conditions of this Agreement, or to exercise any right or remedy, shall not be construed as waiving subsequent strict performance of any such terms, covenants, conditions, or any such rights or remedies.

          (H)  GOVERNING LAW.  This Agreement and the legal relations between
               -------------
the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws.

          (I)  INTERPRETATION.  Whenever used in this Agreement, the word
               --------------
"PERSON" includes, without any limitation, natural persons, corporations,
 ------
partnerships, associations, organizations, joint ventures, government entities, and any and every other entity. The title of the various paragraphs in this Agreement are intended solely for convenience of reference, and are not intended and shall not be deemed for any purpose whatsoever to modify, explain or place any construction upon any of the provisions of this Agreement and shall not affect the meaning or interpretation of this Agreement.

          (J)  ASSIGNMENT.  This Agreement shall be binding upon and inure to
               ----------
the benefit of the parties and their respective legal representatives, successors and assigns, as applicable. Notwithstanding the foregoing, this Agreement may not be assigned by InSight without the prior written consent of GE Medical.

          (K)  INJUNCTIVE RELIEF.  InSight acknowledges that GE Medical would be
               -----------------
irreparably harmed in the event of any breach or violation by InSight of any of the terms of this Agreement and that remedies at law would be inadequate. In the event of any breach or threatened breach of such terms, GE Medical shall be entitled to obtain, without posting bond, a temporary restraining order and temporary and permanent injunctive relief restraining and enjoining any such breach or threatened breach. The remedies provided for in this SECTION 14(K) shall be in addition to any and all other rights and remedies that may be available to GE Medical at law, in equity and under this Agreement, all of which are expressly reserved.

          (L)  ATTORNEYS' FEES.  In the event any party brings an action to
               ---------------
enforce any of the provisions of this Agreement or the rights of the parties hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

          (M)  ARBITRATION.  Any dispute arising out of, relating to or in
               -----------
connection with this Agreement shall be resolved by binding arbitration. The arbitration shall consist of a panel of three arbitrators from the JAMS panel of retired judges and shall take place in Milwaukee, Wisconsin, at a place designated by the parties (or, failing agreement, by the arbitrators) and shall commence as soon as practicable on a date mutually agreed upon by counsel for the parties (or the party if a party does not have counsel) and the arbitrators. The arbitration proceeding shall be conducted confidentially and the parties shall take the necessary actions to assure the confidentiality of the arbitration proceeding. The arbitration proceeding shall be in accordance with the then-current rules for arbitration established by JAMS, insofar as such rules are not inconsistent with the provisions of this Agreement. The party desiring to institute arbitration shall serve written notice to the other party (with copies to all parties to this Agreement). InSight shall name one arbitrator and GE Medical shall name a second arbitrator and the two arbitrators so named shall name a third arbitrator. The names of the two arbitrators named by InSight and GE Medical shall be submitted within 45 days of the notice instituting arbitration. When such arbitrators have chosen a third arbitrator, such three arbitrators shall proceed with arbitration. The prevailing party in any such arbitration proceeding (or legal or equitable action instituted as authorized elsewhere in this Agreement) shall be entitled to an award of attorneys' fees and costs in addition to any other relief awarded. Any award rendered in such an arbitration proceeding shall be final and binding on the parties and may be entered in any court having jurisdiction over the parties and/or the subject matter thereof. The arbitrators shall have no jurisdiction or authority to add to, detract from, or alter in any way the provisions of this Agreement, but shall limit their considerations and decision to the interpretation and application of this Agreement to the subject matter presented to them. Nothing contained in this SECTION 16(M) shall restrict GE Medical's right to institute and prosecute any legal or equitable action in court for temporary restraining orders and temporary and permanent injunctive relief or otherwise as deemed appropriate by GE Medical.

          (N)  NOTICES.  All notices or demands by any party relating to this
               -------
Agreement shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by telefacsimile, or telegram to the parties at their addresses set forth below:

     If to
     InSight:       ___________________________________
     -------
                    ___________________________________
                    ___________________________________
                    Attn:  ____________________________
                    Fax No.: (_______) ________________

          with a
          copy to:  ___________________________________
          -------
                    ___________________________________
                    ___________________________________
                    Attn:  ____________________________
                    Fax No.: (_______) ________________

     If to GE
     Medical:       General Electric Company
     -------
                    20825 Swenson Drive
                    Waukesha, Wisconsin  53186
                    Attn:  Richard Berger
                    Fax No.: (414) 798-4528

          with a
          copy to:  McDermott, Will & Emery
          -------
                    2049 Century Park East, 34th Floor
                    Los Angeles, CA  90067
                    Attn: Ira J. Rappeport, Esq.
                    Fax No.: (310) 277-4730

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other parties. All notices or demands sent in accordance with this paragraph, shall be deemed to have been duly given (a) on the date of service if served
                                   -
personally on the party to whom notice is to be given or if transmitted via telefacsimile or (b) three (3) calendar days if mailed to the party to whom
                  -
notice is to be given by first class or air mail, postage prepaid.

          (O)  COUNTERPARTS.  This Agreement may be executed in one or more
               -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have entered into and executed this Registration Rights Agreement as of the date indicated above.



                              INSIGHT HEALTH SERVICES CORP.



                              By:  _____________________________

                              Title:  __________________________


                              GENERAL ELECTRIC COMPANY



                              By:  _____________________________

                              Title:  __________________________